Exhibit 10.2
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                                  CHVC Licenses
------------------------------------------------------------------------------------------------------------
                                                                                                License
                                                                           License Issue       Expiration
    License Issuing Agency             License Permission                       Date              Date
------------------------------ ----------------------------------------- ------------------- ---------------
Telecommunication              Mobile Network                                 5/8/2005          5/7/2010
Administration Bureau of       Telecommunication
Beijing                        Value-added Service
------------------------------ ----------------------------------------- ------------------- ---------------
Telecommunication              Fax storage and forwarding                     5/8/2005          5/7/2010
Administration Bureau of       services
Beijing
------------------------------ ----------------------------------------- ------------------- ---------------
Telecommunication              Internet Content Service - All services        6/2/2005          6/1/2010
Administration Bureau of       except news, publication, education,
Beijing                        health care, medication, and medical
                               equipment
------------------------------ ----------------------------------------- ------------------- ---------------
Telecommunication              Electronic Bulletin Board                      6/6/2005          6/1/2010
Administration Bureau of       Service (BBS)
Beijing
------------------------------ ----------------------------------------- ------------------- ---------------
Telecommunication              Internet Connection Service                   10/24/2005         5/7/2010
Administration Bureau of
Beijing
------------------------------ ----------------------------------------- ------------------- ---------------
Telecommunication              Call Center Service                           10/24/2005         5/7/2010
Administration Bureau of
Beijing
------------------------------ ----------------------------------------- ------------------- ---------------

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